Exhibit 99.1

FOR IMMEDIATE RELEASE

Biotech Acquisition Company and Blade Therapeutics Mutually Agree to Terminate Business

Combination Agreement

NEW YORK and SOUTH SAN FRANCISCO, Calif., June 13, 2022 – Biotech Acquisition Company (NASDAQ: BIOT) (“BAC”), a publicly traded special purpose acquisition company affiliated with SPRIM Global Investments, and Blade Therapeutics, Inc. (“Blade”), a biopharmaceutical company based in South San Francisco, Calif., today announced that they have mutually agreed to terminate the previously announced Agreement and Plan of Merger (the “Merger Agreement”), effective immediately.

As required by Cayman Islands law, BAC will convene the previously postponed extraordinary general meeting of shareholders on Tuesday, June 14, 2022, at 9:00 AM Eastern Time. As previously announced, the extraordinary general meeting will occur at the offices of Ellenoff Grossman and Schole LLP located at 1345 Avenue of the Americas, 11th Floor, New York, New York, 10105 and virtually via live webcast at https://www.cstproxy.com/biotechacquisition/2022.

As a result of the termination of the Merger Agreement, at the extraordinary general meeting, BAC intends that none of the proposed resolutions to approve the Merger Agreement and the related resolutions will be put forward for consideration and approval by BAC’s shareholders and that the extraordinary general meeting will be adjourned indefinitely. In light of the termination of the Merger Agreement, the proposed business combination will not be concluded and any ordinary shares submitted for redemption will not be redeemed at this time and will be returned to the respective holder, broker or bank in the manner described in the definitive proxy statement for the extraordinary general meeting. BAC intends to continue to pursue the consummation of a business combination with an appropriate target. Additional information about the termination of the Business Combination will be provided in a Current Report on Form 8-K to be filed by BAC with the SEC and available at www.sec.gov.

Michael Shleifer, Ph.D., chairman and CEO of BAC, co-founder and managing partner of SPRIM Global Investments said, “We wish Blade continued success as they continue to develop cutting-edge science and a clinical-stage pipeline targeting diseases that remain undertreated. BAC remains committed to finding a life-sciences partner that can deliver value for our shareholders.”

Wendye Robbins, M.D., president and CEO of Blade said, “Blade remains focused on our development plans, particularly for our company’s differentiated lead asset, cudetaxestat, a non-competitive autotaxin inhibitor which is expected to enter a planned phase 2 clinical study in patients with idiopathic pulmonary fibrosis.”

About Biotech Acquisition Company

Biotech Acquisition Company raised $230 million in its initial public offering in January 2021. BAC’s Class A ordinary shares and warrants trade on the Nasdaq Capital Market under the symbols “BIOT” and “BIOTW,” respectively. BAC is a blank check company, incorporated as a Cayman Islands exempted company, formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or other similar business combination with one or more businesses. BAC believes that a business combination with a company focused on the healthcare sector will complement the background and expertise of SPRIM Global Investments, a global investment firm in the life sciences and healthcare industries, which is an affiliate of BAC and of several members of BAC’s management team. BAC is led by Dr. Michael Shleifer, its CEO and chairman.

About Blade Therapeutics

Blade Therapeutics, Inc. is a biopharmaceutical company focused on developing cutting-edge treatments for debilitating, incurable fibrotic and neurodegenerative diseases that impact millions of people worldwide. The company has deep expertise in novel biological pathways – including autotaxin / LPA and calpain biology – that are foundational to cell- and tissue-damage responses associated with fibrotic and neurodegenerative diseases. Blade expects to advance a differentiated pipeline of oral, small-molecule therapies that include a non-competitive autotaxin inhibitor and inhibitors of dimeric calpains designed for the potential treatment of lung, liver and cardiac fibrosis or neurodegenerative diseases. The company’s focused approach offers the potential to produce disease-modifying, life-saving therapies. Visit www.blademed.com for more information and follow Blade on LinkedIn.

Special Note Regarding Forward-Looking Statements

Certain statements included in this press release that are not historical facts but rather are forward-looking statements. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other performance metrics and projections of market opportunity. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of BAC’s and Blade’s respective management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of BAC and Blade. Some important factors that could cause actual results to differ materially from those in any forward-looking statements could include changes in domestic and foreign business, market, financial, political and legal conditions. These forward-looking statements are subject to a number of risks and uncertainties, including, BAC’s or Blade’s ability to execute its respective business plans and strategy; the ability to protect and enhance Blade’s respective corporate reputation and brand; the impact from future regulatory, judicial, and legislative changes in Blade’s industry; the timing, costs, conduct, and outcome of clinical trials and future preclinical studies and clinical trials, including the timing of the initiation and availability of data from such trials; the timing and likelihood of regulatory filings and approvals for product candidates; whether regulatory authorities determine that additional trials or data are necessary in order to obtain approval; the potential market size and the size of the patient populations for product candidates, if approved for commercial use, and the market opportunities for product candidates; the ability to locate and acquire complementary products or product candidates and integrate those into Blade’s business; and, the uncertain effects of the COVID-19 pandemic; and those factors set forth in documents of BAC filed, or to be filed, with SEC. The foregoing list of risks is not exhaustive.

If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither BAC nor Blade presently know or that BAC and Blade currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect BAC’s and Blade’s current expectations, plans and forecasts of future events and views as of the date of this press release. BAC and Blade anticipate that subsequent events and developments will cause BAC’s and Blade’s assessments to change. However, while BAC and Blade may elect to update these forward-looking statements at some point in the future, BAC and Blade specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing BAC’s or Blade’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contacts

Michael Blash (Blade) – Media

mblash@blademed.com | +1-650-453-0632

Krishna Gorti, M.D. (Blade) – Investors

kgorti@blademed.com | +1-973-570-9438

Al Hummel (BAC)

al.hummel@sprim.net